EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SEA 2 SKY CORPORATION on Form 10-KSB for the period ended August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandra Rose, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 27, 2007



By:       /s/ Sandra Rose
         ---------------------
         Sandra Rose
         Chief Financial Officer, principal financial officer
         and principal accounting officer